Prospectus supplement dated June 25, 2018
to the following prospectus(es):
Soloist dated May 1, 2018
Successor dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On June 13, 2018, at a meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds, the Board approved the termination of Boston Advisors, LLC as the subadviser to the Nationwide Growth Fund (the "Fund") and approved the appointment of BNY Mellon Asset Management of North America Corporation as the Fund’s new subadviser. This change is anticipated to take effect on or about July 16, 2018 (the "Effective Date").
PROS-0382
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